Exhibit 10.1

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 to the Amended and Restated Credit Agreement (this “Amendment No. 2”) dated as of May 31, 2012 (the “Amendment No. 2 Effective Date”) is entered into among Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Borrower”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Guarantors”), the Lenders signatory hereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and amends the Amended and Restated Credit Agreement dated as of July 27, 2007 and amended and restated as of December 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the Guarantors named therein, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;

WHEREAS, Section 12.2 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth herein including, without limitation, to increase the aggregate Revolving Credit Commitments and to extend the Maturity Date;

WHEREAS, the Borrower has requested that ABN AMRO Capital USA LLC, Branch Banking and Trust Company, Cadence Bank, N.A., OneWest Bank, FSB, Regions Bank, Sovereign Bank, N.A., Goldman Sachs Bank USA and The F&M Bank and Trust Company become Lenders hereunder (each a “New Lender” and collectively, “New Lenders”);

WHEREAS, subject to certain conditions, the Lenders are willing to agree to the amendments set forth in Section 1 hereof relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Amendment No. 2” means Amendment No. 2 to the Amended and Restated Credit Agreement dated as of May 31, 2012 among the Borrower, the Guarantors, the Administrative Agent and the Lenders.

“Amendment No. 2 Effective Date” means May 31, 2012.

“Capital Expansion Project” means any project of the Credit Parties (a) that has or will have Expansion Capital Expenditures attributable thereto in excess of $20,000,000, (b) for which commercial operations have commenced and revenue has begun to be generated by such operations, (c) that is identified in a certificate delivered by the Borrower to the Administrative Agent not less than 30 days prior to the completion of such project, which certificate includes the Borrower’s Capital Expansion Project EBITDA Projection for such project, and (d) for which the Borrower has provided to the Administrative Agent information, as applicable, in each case in form and substance satisfactory to the Administrative Agent in its reasonable discretion, regarding such project including, to the extent such information is applicable, volume commitments to such project, pricing arrangements, Hedging Agreements relating to such project, the ability of third parties to perform under any contracts relating to utilization of such project, and any other aspect of such project as the Administrative Agent may reasonably request.

“Capital Expansion Project Add-Back” means, with respect to any period, the amount added to Consolidated Net Income in the calculation of Consolidated EBITDA attributable to a particular Capital Expansion Project, which amount shall equal, with respect to a particular Capital Expansion Project for such period, (a) the portion of the Capital Expansion Project EBITDA Projection for such Capital Expansion Project that is applicable to such period less (b) actual Consolidated EBITDA attributable to such Capital Expansion Project during such period.

“Capital Expansion Project EBITDA Projection” means, with respect to any Capital Expansion Project, the Borrower’s good faith projection, based on assumptions believed by it to be reasonable at the time made, of Consolidated EBITDA that will be attributable to such Capital Expansion Project during the first 12-month period following commencement of commercial operations of such Capital Expansion Project, which projection and calculation thereof is reasonably acceptable to the Administrative Agent.

“Commitment Fee Rate” means the applicable rate per annum as set forth in the definition of “Applicable Margin” based on the Consolidated Funded Debt Ratio as in effect from time to time.

“Expansion Capital Expenditures” means all expenditures and costs that are capitalized on the balance sheet of such Person in accordance with GAAP, other than such expenditures made for the restoration, repair or maintenance of any fixed or capital asset.

“Hedging Premiums Add-Back” is defined in the definition of “Consolidated EBITDA”.

“Unadjusted Consolidated EBITDA” means, for any period, (a) Consolidated EBITDA for such period (without giving effect to the proviso contained at the end of the first paragraph of the definition thereof) minus (b) the Hedging Premiums Add-Back for such period minus (c) the aggregate amount of Capital Expansion Project Add-Backs for such period.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of “Applicable Margin”, “Consolidated EBITDA”, “Guaranty Agreement”, “Maturity Date”, and “Revolving Credit Commitment” in their entirety as follows:

“Applicable Margin” means, for any day, with respect to any LIBOR Rate Loan or Base Rate Loan, or with respect to the Commitment Fee Rate, as the case may be, the applicable per annum percentage set forth in the table below, based on the Consolidated Funded Debt Ratio as in effect from time to time:

Pricing Level	Consolidated Funded Debt Ratio	LIBOR Rate Loans +	Base Rate Loans +	Commitment Fee Rate
I	Less than 3.00 to 1.00	2.00%	1.00%	0.375%
II	Greater than or equal to 3.00 to 1.00, but less than 3.50 to 1.00	2.25%	1.25%	0.375%
III	Greater than or equal to 3.50 to 1.00, but less than 4.00 to 1.00	2.50%	1.50%	0.500%
IV	Greater than or equal to 4.00 to 1.00, but less than 4.50 to 1.00	2.75%	1.75%	0.500%
V	Greater than or equal to 4.50 to 1.00	3.00%	2.00%	0.500%

The Applicable Margin shall be determined and adjusted quarterly on the date (each a “Calculation Date”) by which the Borrower is required to provide an Officer’s Compliance Certificate pursuant to Section 7.1(i) for the most recently ended fiscal quarter of the Borrower; provided that (a) if the Borrower fails to provide the Officer’s Compliance Certificate as required by Section 7.1(i) for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from such Calculation Date shall be based on Pricing Level V until such time as an appropriate Officer’s Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Consolidated Funded Debt Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date, (b) for all time periods prior to the Amendment No. 2 Effective Date, the Applicable Margin shall be calculated without giving effect to this Amendment No. 2, and (c) for the period from and including the Amendment No. 2 Effective Date until the date that the Borrower is required to provide an Officer’s Compliance Certificate pursuant to Section 7.1(i) for the fiscal quarter of the Borrower ending June 30, 2012, the Applicable Margin shall be based on Pricing Level II. The Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margin shall be applicable to all Extensions of Credit then existing or subsequently made or issued.

Notwithstanding the foregoing, in the event that any Financial Statement or Officer’s Compliance Certificate delivered pursuant to Section 7.1 is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (x) the Borrower shall immediately deliver to the Agent a corrected Officer’s Compliance Certificate for such Applicable Period, (y) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Funded Debt Ratio in the corrected Officer’s Compliance Certificate were applicable for such Applicable Period, and (z) the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 4.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 4.1(c) and 10.2 nor any of their other rights under this Agreement.

“Consolidated EBITDA” means, for any period, the sum of (i) Consolidated Net Income for such period, plus, without duplication the following expenses or charges to the extent deducted from Consolidated Net Income in such period, (a) interest, income taxes, depreciation, depletion, amortization, non-cash compensation on long-term incentive plans, extraordinary, unusual or non-recurring charges relating to premiums or penalties paid to counterparties, in connection with the breakage, termination or unwinding of Hedging Agreements to the extent such charges are funded with the Net Cash Proceeds of an Equity Issuance by the Borrower and other non-cash charges (other than a non-cash charge resulting from an accrual of a reserve for any cash charge in any future period) to Consolidated Net Income including non-cash losses resulting from mark to market accounting of Hedging Agreements, plus without duplication (b) premiums associated with Specified Hedging Agreements permitted to be entered into under this Agreement (the “Hedging Premiums Add-Back”) (in the case of this clause (b) to the extent accompanied by reasonable evidence thereof satisfactory to the Administrative Agent), plus without duplication (c) all Capital Expansion Project Add-Backs applicable to such period, minus without duplication (ii) non-cash credits to Consolidated Net Income including non cash gains resulting from mark to market accounting of Hedging Agreements; provided that, (A) the aggregate amount of the Hedging Premiums Add-Back shall not exceed 20% of Unadjusted Consolidated EBITDA for such period and (B) the aggregate amount of Capital Expansion Project Add-Backs shall not exceed 15% of Unadjusted Consolidated EBITDA for such period.

Consolidated EBITDA shall exclude any net after-tax gains or losses (less all fees, expenses and charges) attributable to an Asset Disposition other than in the ordinary course of business. For purposes of this Agreement, Consolidated EBITDA shall be adjusted on a Pro Forma Basis, in a manner reasonably acceptable to the Administrative Agent, to include, as of the first day of any applicable period, the historical financial results of any acquisition permitted by Section 9.3(f) closed during such period and exclude, as of the first day of any applicable period, without duplication, the Consolidated EBITDA attributable to (1) assets divested by the Borrower; (2) to the extent funded with the Net Cash Proceeds from an Equity Issuance, losses (in an amount not to exceed the Net Cash Proceeds from such Equity Issuance) resulting from the termination or unwinding of Commodity Hedge Agreements and (3) the after-tax effect of income (loss) from the early extinguishment of and the interest payments made on Indebtedness extinguished, in each case, occurring during such period or subsequent thereto but on or prior to the date of determination of Consolidated EBITDA.

“Guaranty Agreement” means, collectively, (a) the unconditional guaranty agreement dated as of July 27, 2007, executed by the Guarantors party thereto and (b) each other unconditional guaranty agreement subsequently executed by a Guarantor pursuant to Section 7.12, in each case in favor of the Administrative Agent for the ratable benefit of the Secured Parties, substantially in the form attached as Exhibit H to the Existing Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Maturity Date” means the earliest to occur of (a) May 31, 2017, (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5, or (c) the date of termination of the Revolving Credit Commitment pursuant to Section 10.2(a).

“Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to the account of the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders as of the Amendment No. 2 Effective Date is $600,000,000.

(c) Clause (a) of Section 4.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Commitment Fee. Commencing on the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders (other than any Defaulting Lender), a non-refundable commitment fee (the “Commitment Fee”) at a rate per annum equal to the Commitment Fee Rate on the average daily unused portion of the Revolving Credit Commitment of the Revolving Credit Lenders (other than the Defaulting Lenders, if any); provided, that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating the Commitment Fee. The Commitment Fee shall be payable in arrears on the last Business Day of each fiscal quarter during the term of this Agreement commencing December 31, 2010 and ending on the Maturity Date. Such Commitment Fee shall be distributed by the Administrative Agent to the Revolving Credit Lenders (other than any Defaulting Lender) pro rata in accordance with such Revolving Credit Lenders’ respective Revolving Credit Commitment Percentages.”

(d) Section 4.14 of the Credit Agreement is hereby amended by amending and restating the proviso at the end of the first sentence thereof in its entirety as follows:

“provided that the total aggregate amount for all such Incremental Revolving Credit Commitments established on or after the Amendment No. 2 Effective Date shall not (as of any date of incurrence thereof) exceed $200 million.”

(e) Clause (i) of Section 7.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

“(i) Compliance Certificate. The Borrower will furnish to the Administrative Agent, within ten (10) days after the date it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit F executed by a Responsible Officer (i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 8.1, 8.2 and 8.3, as of the end of the respective fiscal quarter or Fiscal Year (which computations shall include reasonably detailed computations of any Capital Expansion Project Add-Backs applicable to such period).”

(f) Clause (j) of Section 9.3 of the Credit Agreement shall be amended and restated in its entirety as follows:

“(j) Investments in joint ventures not otherwise permitted by this Section 9.3 equal to the greater of (i) twenty percent (20%) of Consolidated Net Tangible Assets and (ii) $340 million, so long as (A) no Event of Default exists immediately before or after giving effect to such Investment, (B) the Borrower is in compliance on a pro forma basis with the financial covenants under Article VIII of the Credit Agreement after giving effect to such Investment and any Indebtedness incurred in connection therewith, and (C) the Credit Parties have Minimum Liquidity of $50 million after giving effect to such Investment and any Indebtedness incurred in connection therewith.”

(g) Clause (r) of Section 9.3 of the Credit Agreement shall be deleted in its entirety and replaced with “[intentionally deleted]”.

(h) Clause (s) of Section 9.3 of the Credit Agreement is hereby amended by replacing the reference to “$10,000,000 in the aggregate in any Fiscal Year” with a reference to “five percent (5%) of Consolidated Net Tangible Assets in the aggregate during the term of this Agreement”.

Section 2. Amendment to Guaranty Agreements. Each of the Guaranty Agreements is hereby amended to delete the words “under each of the Credit Agreement, the Notes and each other Loan Document to which the Borrower or such other Obligor is or may become a party” from the first sentence of Section 2.1 of each such Guaranty Agreement.

Section 3. Revolving Credit Commitments. As of the Amendment No. 2 Effective Date, the Revolving Credit Commitment of each Lender is as set forth on Schedule I hereto. After giving effect to this Amendment No. 2 and any Loans made on the Amendment No. 2 Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Revolving Credit Commitment Percentage (after giving effect to this Amendment No. 2) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Revolving Credit Commitment Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Revolving Credit Commitment Percentage (after giving effect to this Amendment No. 2), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Outstandings applicable to each Lender equals its Revolving Credit Commitment Percentage (after giving effect to this Amendment No. 2) of the aggregate Revolving Credit Outstandings of all Lenders and (d) the Borrower shall be required to make break-funding payments, if any, required under Section 4.9 of the Credit Agreement resulting from the Loans and adjustments described in this Section 3.

Section 4. Conditions Precedent to the Effectiveness of this Amendment No. 2.

(a) This Amendment shall become effective as of the date hereof when, and only when, each of the following conditions precedent shall have been (or is or will be substantially concurrently therewith) satisfied:

(i) The Administrative Agent shall have received counterparts of this Amendment No. 2, duly executed by (1) the Borrower, (2) the Guarantors, (3) the Administrative Agent and (4) each of the Lenders (including the New Lenders);

(ii) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Amendment No. 2 including, without limitation, the upfront fees separately agreed upon by the Borrower.

(iii) The Administrative Agent shall have received an opinion of Ledgewood, as counsel for the Credit Parties, dated the Amendment No. 2 Effective Date and addressed to the Administrative Agent and the Lenders and each in form and substance acceptable to the Administrative Agent;

(iv) The Administrative Agent shall have received certification as to the solvency of the Borrower and its Subsidiaries on a consolidated basis (after giving effect to this Amendment No. 2) from the chief financial officer of the Borrower;

(v) The Administrative Agent shall have received duly executed Revolving Credit Notes dated as of the date hereof payable to each Lender requesting a Revolving Credit Note and each Lender for which a Revolving Credit Note was previously delivered pursuant to the Credit Agreement, in a principal amount equal to its Revolving Credit Commitment (as amended hereby);

(vi) The Administrative Agent shall have received an updated Perfection Certificate (as defined in the Security Agreement) dated as of the Amendment No. 2 Effective Date, in form and detail reasonably acceptable to the Administrative Agent (the “Updated Perfection Certificate”); and

(vii) The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(A) Officer’s Certificate. A certificate from a Responsible Officer of the Borrower to the effect that all representations and warranties of the Credit Parties contained in this Amendment No. 2 and the other Loan Documents are true, correct and complete in all material respects, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; that none of the Credit Parties is in violation of any of the covenants contained in this Amendment No. 2 and the other Loan Documents; and that, after giving effect to the transactions contemplated by this Amendment No. 2, no Default or Event of Default has occurred and is continuing.

(B) Certificate of Secretary of each Credit Party. A certificate of the secretary or assistant secretary of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Amendment No. 2 and certifying that (A) the certificate or articles of incorporation or organization (certified by the Secretary of State or like authority of the state of its incorporation or organization) and bylaws or operating (or limited liability company) agreement of such Credit Party either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, (B) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of the Credit Agreement as amended by this Amendment No. 2, and (C) attached thereto is a true, correct and complete copy of each certificate required to be delivered pursuant to Section 4(a)(vii)(C) hereunder.

(C) Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business.

Section 5. Representations and Warranties. On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment No. 2, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment No. 2 has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement, as amended by this Amendment No. 2, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b) No Default or Event of Default under the Credit Agreement exists or is continuing or would exist immediately after giving effect to this Amendment No. 2.

(c) No consent, approval, authorization or offer of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment No. 2.

(d) The representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

Section 6. Reference to and Effect on the Loan Documents.

(a) As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 2 and the Credit Agreement shall be read together and construed as a single instrument.

(b) As of the Amendment No. 2 Effective Date, Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to be bound by all covenants, agreements and acknowledgments in the Credit Agreement and any other Loan Document and to perform all obligations and duties required of it by the Credit Agreement.

(c) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment No. 2 shall constitute a Loan Document under the terms of the Credit Agreement.

Section 7. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all terms and conditions of this Amendment No. 2 and agree that this Amendment No. 2 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents.

Section 8. Confirmation of Security Documents. The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the signature lines provided below, each of the Credit Parties hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, confirms that the Security Documents continue to grant valid Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties securing the Obligations, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 9. New Lenders. The New Lenders hereby join in, become a party to, and agree to comply with and be bound by the terms and conditions of the Credit Agreement as Lenders thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if the New Lenders were an original signatory thereto. The New Lenders hereby appoint and authorize the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lenders represent and warrant that (a) each such New Lender has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 2, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) each such New Lender has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment No. 2 and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Amendment No. 2 Effective Date, each such New Lender shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 10. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or other electronic transmission (i.e., “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

Section 11. Governing Law. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby.

Section 12. Section Titles. The section titles contained in this Amendment No. 2 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub clause or subsection is a reference to such clause, sub clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 13. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 14. Severability. The fact that any term or provision of this Amendment No. 2 is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 15. Successors. The terms of this Amendment No. 2 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 16. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 2 OR ANY OTHER LOAN DOCUMENT.

Section 17. Post-Closing Matters. Within sixty (60) days after the Amendment No. 2 Effective Date (as such date may be extended in writing by the Collateral Agent in its sole discretion, the “Section 17 Deadline”), with respect to any existing mortgaged Property or any Pipeline Property (or other real property that is required to be subject to a Mortgage pursuant to Section 7.8(f)(ii)) listed in the Updated Perfection Certificate that is not subject to a Mortgage (the “New Mortgaged Property”), the Borrower shall deliver or shall cause the applicable Credit Party to deliver, to the Collateral Agent the following, as applicable:

(a) to the extent any Credit Party has obtained an owner’s title policy with respect to any existing mortgaged Property or such New Mortgaged Property, a copy of a title search with respect thereto issued with respect to such Property, which shall be in form and substance reasonably satisfactory to the Administrative Agent, confirming that such Property as of the Amendment No. 2 Effective Date is free and clear of all defects and encumbrances subject only to Excepted Liens permitted under the Mortgages;

(b) such other documentation with respect to the existing mortgaged Property or New Mortgaged Property, in each case in form and substance reasonably acceptable to the Collateral Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, without limitation:

(i) with respect to the existing mortgaged Property, executed amendments to the existing Mortgages (the “Mortgage Amendments”);

(ii) with respect to the New Mortgaged Property, new Mortgages;

(iii) favorable opinions, addressed to the Collateral Agent and the Secured Parties covering the due authorization, execution, delivery and enforceability of the existing Mortgages, as amended by the applicable Mortgage Amendment, or of such new Mortgages, as applicable, and shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent; and

(c) evidence of payment by the Borrower of all search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and new Mortgages referred to above.

The deadline for the Borrower’s delivery of Mortgages, title information and legal opinions set forth in Sections 7.8(a), 7.8(b), 7.8(c) and 7.8(f)(ii) with respect to the New Mortgaged Property is hereby extended to be the Section 17 Deadline.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:

ATLAS PIPELINE PARTNERS, L.P.

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer

GUARANTORS:

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer

ATLAS PIPELINE TENNESSEE, LLC
APL LAUREL MOUNTAIN, LLC
ATLAS PIPELINE MID-CONTINENT LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

ATLAS MIDKIFF, LLC
ATLAS CHANEY DELL, LLC
SLIDER WESTOK GATHERING, LLC
NOARK ENERGY SERVICES, L.L.C.
VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
VELMA GAS PROCESSING COMPANY, LLC
ATLAS PIPELINE NGL HOLDINGS, LLC
ATLAS PIPELINE NGL HOLDINGS II, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Matthew W. Coleman
Name: Matthew W. Coleman
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

CITIBANK, N.A., as a Lender

By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-In-Fact

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:	/s/ Trey Lewis
Name: Trey Lewis
Title: Asst Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ Gregory C. Magnuson
Name: Gregory C. Magnuson
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Vice President

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

AMEGY BANK, N.A., as a Lender

By:	/s/ Mark Serice
Name: Mark Serice
Title: Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert Traband
Name: Robert Traband
Title: Managing Director

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Shen
Name: Peter Shen
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Assistant Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:	/s/ William W. Brown
Name: William W. Brown
Title: Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

ONEWEST BANK, FSB, as a Lender

By:	/s/ Sean M. Murphy
Name: Sean M. Murphy
Title: Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

REGIONS BANK, as a Lender

By:	/s/ David Valentine
	Name:	David Valentine
	Title:	Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

SOVEREIGN BANK, N.A., as a Lender

By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	Senior Vice President

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

THE F&M BANK AND TRUST COMPANY, as a Lender

By:	/s/ Carol E. Owens
Name: Carol E. Owens
Title: Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 2- ATLAS PIPELINE PARTNERS, L.P.

Schedule I

Revolving Credit Commitments as of Amendment No. 2 Effective Date

Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage

Wells Fargo Bank, National Association	$54,000,000.00	9.00000000%

Bank of America, N.A.	$48,000,000.00	8.00000000%

Citibank, N.A.	$48,000,000.00	8.00000000%

Deutsche Bank Trust Company Americas	$48,000,000.00	8.00000000%

Compass Bank	$40,000,000.00	6.66666666%

SunTrust Bank	$40,000,000.00	6.66666666%

ABN AMRO Capital USA LLC	$40,000,000.00	6.66666666%

Amegy Bank, N.A.	$32,000,000.00	5.33333333%

Sumitomo Mitsui Banking Corporation	$32,000,000.00	5.33333333%

Branch Banking and Trust Company	$32,000,000.00	5.33333333%

JPMorgan Chase Bank, N.A.	$27,000,000.00	4.50000000%

Capital One, National Association	$27,000,000.00	4.50000000%

Comerica Bank	$27,000,000.00	4.50000000%

Cadence Bank, N.A.	$20,000,000.00	3.33333333%

OneWest Bank, FSB	$20,000,000.00	3.33333333%

Regions Bank	$20,000,000.00	3.33333333%

Sovereign Bank, N.A.	$20,000,000.00	3.33333333%

Goldman Sachs Bank USA	$15,000,000.00	2.50000000%

The F&M Bank and Trust Company	$10,000,000.00	1.66666666%

Total	$600,000,000	100%